UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 6, 2006

AVANEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29175	94-3285348
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40919 Encyclopedia Circle

Fremont, California 94538

(Address of principal executive offices, including zip code)

(510) 897-4188

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)

On January 6, 2006, Todd Brooks resigned from the Board of Directors in order to devote his full attention to a new business endeavor.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANEX CORPORATION

By:	/s/ JO S. MAJOR, JR.
Jo S. Major, Jr. President, Chief Executive Officer and Chairman of the Board of Directors

Date: January 11, 2006

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